UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 Date of Report
                                  July 2, 2004
                                  ------------


                        FARMERS CAPITAL BANK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Kentucky
                  --------------------------------------------
                  State or other jurisdiction of incorporation


        0-14412                                         61-1017851
----------------------------------------    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

P.O. Box 309
Frankfort, Kentucky                                          40602
----------------------------------------    ------------------------------------
(Address of principle executive offices)                  (Zip Code)


               Registrant's telephone number, including area code:
                                 (502) 227-1600


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

On July 2, 2004 Farmers Capital Bank Corporation (the "Company") issued a press release announcing that First Citizens Bank, a wholly-owned subsidiary of the Company, has signed a definitive agreement to acquire Financial National Electronic Transfer, Inc. A copy of the press release is attached hereto as
Exhibit 99.1



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

Exhibit 99.1 - Press Release Dated July 2, 2004.







                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Farmers Capital Bank Corporation



July 6, 2004                            By: /s/ G. Anthony Busseni
                                           -------------------------------------
                                           G. Anthony Busseni
                                           President and Chief Executive Officer